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Chicago, IL 60606-4302

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Supplement to Statement of Additional Information dated September 1, 2021

December 10, 2021
Harbor Bond Fund
As noted in the supplement dated December 6, 2021, effective February 2, 2022 (the “Effective Date”), Income Research + Management (“IR+M”) will replace Pacific Investment Management Company, LLC (“PIMCO”) as subadviser to the Harbor Bond Fund (the “Fund”). PIMCO will continue to serve as subadviser to the Fund until the Effective Date. Harbor Capital Advisors, Inc. (“Harbor Capital”) has instructed PIMCO to continue to purchase and sell securities for the Fund and otherwise manage the Fund in accordance with the Fund’s current principal investment strategy. Harbor Capital and PIMCO will continue to work together regarding additional details related to the preparation of the Fund for the transition to IR+M.
Investors Should Retain This Supplement For Future Reference
S1221.SAI